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                                                                  Exhibit 10.10

                             SECURED PROMISSORY NOTE

$50,000                                                         July ___ , 1999


                  FOR VALUE RECEIVED, KAIRE NUTRACEUTICALS, INC., a Delaware corporation having an office at 380 Lashley, Longmont, Colorado 80501 and NATURAL HEALTH TRENDS CORP. having an office at 250 Park Avenue, New York, New York, collectively, (the "Maker") hereby promises to pay to the order of H. Newcomb Eldredge, (the "Payee"), at the office of the Payee at __________________ or at such other place as the Payee of this Note may designate in writing from time to time, the principal sum of $50,000 together with interest thereon at the rate of 14% per annum, provided however that in no event shall the interest payable hereunder be less than $5,000. Principal and interest shall be payable in lawful money of the United States and in immediately available funds nine months from the date hereof. This Note is one of a series of three Notes each in the amount of $50,000.

                  The following shall be deemed "Events of Default" hereunder:


                  (a) If any payment hereunder or under the Security Agreement shall not be made when due;

                  (b) if the Maker shall fail to perform or comply with any of the other terms, covenants, or conditions of this Note, or the Security Agreement;

                  (c) if the Collateral or any part thereof be seized or levied upon under legal process;

                  (d) if Maker ceases doing business as a going concern, or makes or sends notice of an intended bulk sale or makes an assignment for the benefit of creditors;

                  (e) if any proceedings are commenced by or against Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect; or

                  (f) if a receiver, trustee or conservator be appointed for any of Maker's property;

                  Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against Maker and shall not be required to have recourse to any security given for payment of this Note.

                  Nothing contained in this Note shall require the Maker to pay interest at a rate exceeding the maximum rate permitted by applicable law. If the amounts payable to the Payee on




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any date shall exceed the maximum permissible amount, such amounts shall be automatically reduced to the maximum permissible amount, and the payments for any subsequent period, to the extent less than that permitted by applicable law, shall, to that extent, be increased by the amount of such reduction. In the event that the period from the due date of such payment is not long enough to cause the payments due hereunder not to exceed the maximum amount permitted by applicable law, then the Payee at its option shall have the right (i) to extend the amount of time for such payment such that the payments shall not be deemed to exceed the maximum amount permitted by applicable law or (ii) to reduce the amounts payable under this Note.


                  Except as otherwise provided herein at the option of Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.

                  Except as otherwise expressly provided herein, Maker hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest.

                  The liability of Maker hereunder shall be unconditional. No act, failure or delay by the holder hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of its rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

                  Maker further agrees to pay all costs of collection, including a reasonable attorney's fee and all costs of levy or appellate proceedings or review, or both, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

                  Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to Maker, addressed to it at its address set forth above; and (b) if to Payee, addressed to it at its address set forth above or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

                  This Note may not be amended, modified, supplemented or terminated orally.

                  This Note shall be binding upon Maker, its legal representatives, successors or assigns and shall inure to the benefit of Payee and its successors, endorsees, assigns or holder(s) in due course.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. By signing below, Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at Maker's last known address. No provision of this Note may be changed unless in writing signed by the Payee and Maker.




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                  IN WITNESS WHEREOF, Maker has caused this Note to be duly
executed and delivered by its duly authorized representative as of the date and year first above written.


                                  NATURAL HEALTH TRENDS CORP.



                                  By:
                                           --------------------------------
                                           Name:
                                           Title:


                                  KAIRE NUTRACEUTICALS, INC.


                                  By:
                                           --------------------------------
                                           Name:
                                           Title: